CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited)	July 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.9%
COMMUNICATION SERVICES - 7.8%
Interactive Media & Services - 4.0%
Alphabet Inc., Class A Shares	307,460	$40,806,091	*
Meta Platforms Inc., Class A Shares	259,637	82,720,348	*

Total Interactive Media & Services		123,526,439

Media - 3.8%
Charter Communications Inc., Class A Shares	150,858	61,126,153	*
Comcast Corp., Class A Shares	1,190,096	53,863,745

Total Media		114,989,898

TOTAL COMMUNICATION SERVICES		238,516,337

CONSUMER DISCRETIONARY - 1.7%
Specialty Retail - 1.7%
Home Depot Inc.	158,572	52,937,676

CONSUMER STAPLES - 3.1%
Beverages - 1.5%
PepsiCo Inc.	250,940	47,041,212

Personal Care Products - 1.6%
Haleon PLC, ADR	5,420,600	47,755,486

Total Consumer Staples		94,796,698

ENERGY - 9.7%
Oil, Gas & Consumable Fuels - 9.7%
Chevron Corp.	468,338	76,648,197
ConocoPhillips	1,184,979	139,495,728
Enterprise Products Partners LP	3,042,137	80,647,052

TOTAL ENERGY		296,790,977

FINANCIALS - 23.5%
Banks - 8.4%
Bank of America Corp.	2,800,546	89,617,472
JPMorgan Chase & Co.	805,049	127,165,540
US Bancorp	958,762	38,043,676

Total Banks		254,826,688

Capital Markets - 3.3%
Charles Schwab Corp.	1,496,405	98,912,370

Consumer Finance - 3.0%
American Express Co.	546,110	92,227,057

Financial Services - 3.6%
Berkshire Hathaway Inc., Class B Shares	165,792	58,352,152	*
Visa Inc., Class A Shares	221,839	52,737,786

Total Financial Services		111,089,938

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2023 Quarterly Report	1

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Insurance - 5.2%
Marsh & McLennan Cos. Inc.	275,626	$51,933,451
Progressive Corp.	512,900	64,615,142
Travelers Cos. Inc.	241,356	41,660,459

Total Insurance		158,209,052

TOTAL FINANCIALS		715,265,105

HEALTH CARE - 12.6%
Health Care Equipment & Supplies - 2.5%
Becton Dickinson & Co.	274,615	76,513,231

Health Care Providers & Services - 7.2%
Elevance Health Inc.	149,142	70,339,842
McKesson Corp.	158,093	63,616,623
UnitedHealth Group Inc.	167,259	84,694,940

Total Health Care Providers & Services		218,651,405

Pharmaceuticals - 2.9%
Johnson & Johnson	329,045	55,124,909
Merck & Co. Inc.	327,986	34,979,707

Total Pharmaceuticals		90,104,616

TOTAL HEALTH CARE		385,269,252

INDUSTRIALS - 13.7%
Aerospace & Defense - 4.4%
Northrop Grumman Corp.	119,075	52,988,375
RTX Corp.	927,054	81,515,858

Total Aerospace & Defense		134,504,233

Air Freight & Logistics - 1.9%
United Parcel Service Inc., Class B Shares	314,655	58,881,390

Electrical Equipment - 1.4%
Vertiv Holdings Co.	1,633,697	42,492,459

Machinery - 6.0%
Deere & Co.	211,939	91,048,995
Illinois Tool Works Inc.	196,609	51,771,082
Otis Worldwide Corp.	425,648	38,716,942

Total Machinery		181,537,019

TOTAL INDUSTRIALS		417,415,101

INFORMATION TECHNOLOGY - 13.6%
Communications Equipment - 2.7%
Motorola Solutions Inc.	291,625	83,588,474

Electronic Equipment, Instruments & Components - 3.1%
TE Connectivity Ltd.	657,092	94,286,131

See Notes to Schedule of Investments.

2	ClearBridge Large Cap Value Fund 2023 Quarterly Report

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2023

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
Semiconductors & Semiconductor Equipment - 4.9%
Intel Corp.		2,727,784	$97,572,833
Lam Research Corp.		74,079	53,225,021

Total Semiconductors & Semiconductor Equipment			150,797,854

Software - 2.9%
Microsoft Corp.		108,237	36,358,973
Oracle Corp.		435,927	51,103,722

Total Software			87,462,695

TOTAL INFORMATION TECHNOLOGY			416,135,154

MATERIALS - 6.2%
Chemicals - 4.7%
Air Products & Chemicals Inc.		300,427	91,729,376
Sherwin-Williams Co.		183,800	50,820,700

Total Chemicals			142,550,076

Construction Materials - 1.5%
Martin Marietta Materials Inc.		100,774	44,991,560

TOTAL MATERIALS			187,541,636

REAL ESTATE - 1.4%
Specialized REITs - 1.4%
American Tower Corp.		219,489	41,770,952

UTILITIES - 5.6%
Electric Utilities - 1.8%
Edison International		776,443	55,872,839

Multi-Utilities - 3.8%
Sempra		778,561	116,021,160

TOTAL UTILITIES			171,893,999

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,826,330,595)			3,018,332,887

	RATE
SHORT-TERM INVESTMENTS - 1.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.089%	38,121,766	38,121,766	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.183%	16,337,899	16,337,899	(a)(b)

TOTAL SHORT-TERM INVESTMENTS (Cost - $54,459,665)			54,459,665

TOTAL INVESTMENTS - 100.7% (Cost - $1,880,790,260)			3,072,792,552
Liabilities in Excess of Other Assets - (0.7)%			(22,587,061)

TOTAL NET ASSETS - 100.0%			$3,050,205,491

See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2023 Quarterly Report	3

CLEARBRIDGE LARGE CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2023

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2023, the total market value of investments in Affiliated Companies was $16,337,899 and the cost was $16,337,899 (Note 2).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge Large Cap Value Fund 2023 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$3,018,332,887	—	—	$3,018,332,887
Short-Term Investments†	54,459,665	—	—	54,459,665

Total Investments	$3,072,792,552	—	—	$3,072,792,552

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended July 31, 2023. The following transactions were effected in such company for the period ended July 31, 2023.

	Affiliate Value at October 31, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$12,747,181	$93,198,827	93,198,827	$89,608,109	89,608,109

(cont’d)		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares		—	$691,787	—	$16,337,899

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